THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT


     THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT is dated and effective as of October 30, 1998 (the "Third Amendment"), among OMNI ENERGY SERVICES CORP., a Louisiana corporation (the "Borrower"), American Aviation L.L.C., a Missouri limited liability company ("Aviation"), Omni Marine & Supply, Inc., a Louisiana corporation ("Marine"), Hamilton Drill Tech Inc., an Alberta, Canada corporation ("Hamilton"), OMNI ENERGY SERVICES-ALASKA, INC., an Alaska corporation ("Omni Alaska"), and HIBERNIA NATIONAL BANK, a national banking association (the "Bank").

                           W I T N E S S E T H:

     WHEREAS, the Borrower, Aviation, Marine, and the Bank have heretofore entered into an Amended and Restated Loan Agreement dated as of January 20, 1998, as amended by First Amendment thereto dated as of March 31, 1998, and as amended by Second Amendment thereto dated as of July 31, 1998 (as so amended, the "Loan Agreement"), pursuant to which the Bank established in favor of the Borrower certain credit facilities consisting of Acquisition Loans, Revolving Loans, and a Term Loan;

     WHEREAS, subsequent to the execution of the Loan Agreement, Hamilton and Omni Alaska became wholly-owned subsidiaries of the Borrower;

     WHEREAS, the Loans by the Bank to the Borrower are guaranteed, in solido, by Aviation, Marine, and Hamilton as the Guarantors;

     WHEREAS, pursuant to this Third Amendment the Loans by the Bank to the Borrower will be guaranteed, in solido, by Omni Alaska;

     WHEREAS, the Borrower, with the consent of the Guarantors, has requested that Lender extend a temporary non-revolving line of credit to the Borrower, the proceeds of which will be used by the Borrower to finance certain acquisitions by the Borrower and to finance an investment in a foreign joint venture; and

     WHEREAS, subject to the terms and conditions of the Loan Agreement, as amended by this Third Amendment, the Bank is willing to extend a temporary non-revolving line of credit to the Borrower.

     NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants hereinafter set forth and intending to be legally bound hereby, agree as follows:

     1. DEFINED TERMS. Capitalized terms used herein which are defined in the Loan Agreement are used herein with such defined meanings, except as may be expressly set forth in this Third Amendment.

     2.   DEFINED TERMS REVISION.

          (a) The definition of the term "Borrowing Base Amount" appearing in Section 1.1 on page 3 of the Loan Agreement, as restated by the Second Amendment thereto, is hereby deleted and restated as follows:

               "BORROWING BASE AMOUNT" shall mean: (a) for the Revolving Loan Commitment, at any time, based upon the most recent timely submitted borrowing base certificate submitted by or on behalf of the Borrower (but not less than on a weekly basis), as the same may be adjusted by the Bank on a daily basis upon review of the Borrower's sales journals and cash receipts and as a result of field examinations of the Collateral (using reasonable lending discretion), the lesser of (i) $10,000,000.00 or (ii) the sum of (x) the amount of Qualified Receivables at such time and (y) advances, using reasonable lending discretion and up to the sublimit (in the aggregate) of $5,000,000.00, to finance the Borrower's acquisition of Eligible Parts and Supplies, which advances are limited to a loan to value ratio of 50%; (b) for the Acquisition Loan Commitment, the lesser of (i) $9,000,000.00 or (ii) advances for acquisitions of entities by the Borrower are limited to an earnings multiple of less than or equal to 5x projected EBITDA of the entity to be acquired (based upon the Borrower's current dayrates or contracts) and advances for capital expenditures are limited to a loan to value ratio of 75% for geophysical equipment and 80% for aviation equipment. Further, for the Acquisition Loan Commitment, advances to finance the purchase of geophysical equipment are subject to a sublimit (in the aggregate) of $4,000,000.00; or (c) for the Bridge Line Commitment, (i) the lesser of $6,639,200.00 or (ii) the sum of (x) advances to the Borrower (or its wholly owned foreign subsidiaries) for investment in any Bank approved foreign joint venture shall be limited to a total aggregate amount of $4,750,000.00, (y) advances for acquisitions of entities by the Borrower are limited to an earnings multiple of less than or equal to 5x projected EBITDA of the entity to be acquired (based upon the Borrower's current dayrates or contracts), and (z) advances to finance the purchase by the Borrower of the real estate and improvements owned by David Jeansonne (or an entity controlled by him) located at 4484 N.E. Evangeline Thruway, Carencro, Louisiana 70520, shall be limited to 80% of the current appraised fair market value of said real estate and improvements.

          (b)  The  definition  of  the  term  "Commitments"  appearing  in
Section 1.1 on page 4 of the Loan Agreement is hereby deleted and restated as follows:

               "COMMITMENTS"   shall  mean,   collectively,   the
               Revolving Loan Commitment,  the  Acquisition  Loan
               Commitment,  the  Term  Loan  Commitment,  and the
               Bridge Loan Commitment.

          (c)  The definition of the term "Guarantor" appearing  in Section
1.1 on page 6 of the Loan Agreement, as restated by the Second Amendment thereto, is hereby deleted and restated as follows:

               "GUARANTOR" shall mean individually, interchangeably, and collectively, Omni Marine & Supply, Inc., a Louisiana corporation, and its successors and assigns, American Aviation L.L.C., a Missouri limited liability company, and its successors and assigns, and Hamilton Drill Tech Inc., an Alberta corporation, and its successors and assigns, Omni Energy Services Alaska, an Alaska corporation, and its successors and assigns, and any wholly-owned Subsidiary of Borrower that the Borrower currently has or may hereafter acquire.

          (d)  The definition of the term "Guaranty"  appearing  in Section
1.1 on page 6 of the Loan Agreement, as restated by the Second Amendment, is hereby deleted and restated as follows:

               "GUARANTY" shall mean, collectively, that certain Commercial Guaranty dated January 20, 1998 by
               Aviation in favor of the Bank, that certain Commercial Guaranty dated January 20, 1998 by Omni Marine in favor of the Bank, and that certain Commercial Guaranty dated May 19, 1998 by Hamilton in favor of the Bank, and that certain Commercial Guaranty by Omni Alaska dated October 30, 1998 in favor of the Bank.

          (e) The definition of the term "Loans" appearing in Section 1.1 on page 7 of the Loan Agreement is hereby deleted and restated as follows:

               "LOANS"  shall  mean,  collectively, the Revolving
               Loans, the Acquisition Loans, the Term Loan, and the Bridge Loans.

          (f) The definition of the term "Notes" appearing in Section 1.1 on page 8 of the Loan Agreement is hereby deleted and restated as follows:

               "NOTES" shall mean, collectively, the Revolving Note, the Acquisition Note, the Term Note, and the Bridge Note, as each of them may be renewed or extended, together with all other promissory note or notes given in renewal, substitution, or as a refinancing of any part of the indebtedness evidenced thereby.

          (g)  The definition of "Request for Advance" appearing in Section
1.1 on page 9 of the Loan Agreement is hereby deleted and restated as follows:

               "REQUEST FOR ADVANCE" shall mean the Borrower's request for an Acquisition Loan, a Revolving Loan, or a Bridge Loan, as the case may be.

          (h) The definition of the term "Security Agreements" appearing in Section 1.1 on pages 9-10 of the Loan Agreement (as specifically amended by the Second Amendment) is hereby deleted and restated as follows:

               "SECURITY AGREEMENTS" shall mean (i) that certain Commercial Security Agreement dated July 19, 1996, by Omni Geophysical in favor of the Bank, as amended by First Amendment thereto dated as of June 13, 1997, by Second Amendment thereto dated as of August 6, 1997, by Third Amendment thereto dated as of September 30, 1997, by Fourth Amendment thereto dated as of November 21, 1997, and by Fifth Amendment thereto dated as of January 20, 1998, affecting all of the properties described therein, (ii) that certain Security Agreement (Fixtures) by Omni Geophysical dated as of June 13, 1997 in favor of the Bank, as amended by First Amendment thereto dated as of January 20, 1998, (iii) that certain Aircraft Security Agreement by Aviation dated August 6, 1997 in favor of the Bank, as amended by First Amendment thereto dated as of December 29, 1997, and by Second Amendment thereto dated as of January 20, 1998, (iv) that certain Commercial Security Agreement dated August 6, 1997 by Aviation in favor of the Bank, as amended by First Amendment thereto dated as of January 20, 1998, (v) that certain Commercial Security Agreement by the Borrower in favor of the Bank dated as of January 20, 1998, (vi) that certain Commercial Security Agreement by Omni Marine dated as of January 20, 1998 in favor of the Bank, (vii) that certain Commercial Security Agreement by Hamilton dated as of May 19, 1998 in favor of the Bank, (viii) that certain Aircraft Security Agreement dated March 12, 1998 by the Borrower in favor of the Bank,
               (ix) that certain Aircraft Security Agreement dated June 4, 1998 by the Borrower in favor of the Bank, (x) that certain Aircraft Security Agreement dated June 29, 1998 by the Borrower in favor of the Bank, (xi) that certain Aircraft Security Agreement dated October 1, 1998 by the Borrower in favor of the Bank, (xii) that certain Commercial Security Agreement dated October 30, 1998 by Omni Alaska in favor of the Bank, (xiii) all security agreements granted prior to the date of the Third Amendment by the Borrower, the Guarantors (or any of them), and/or any other Person as security for the Indebtedness, (xiv) all UCC-1 financing statements, and related documents required by the Bank in connection with any of the foregoing, (xv) all amendments or modifications to any of the foregoing, and (xvi) all additional security agreements hereafter granted by any Person as security for the Indebtedness, together with any and all amendments or modifications to any of the foregoing, including, if executed, the documentation necessary to create the security interests referred to in paragraph 9 of the Second Amendment.

          (i) The following definitions are hereby added to Section 1.1 of the Loan Agreement:

               "BRIDGE LINE COMMITMENT" means the agreement by the Bank to the Borrower to make Bridge Loans in accordance with the provisions of paragraph 3 of the Third Amendment.

               "BRIDGE LINE" shall have the meaning  assigned  to
               that   term   in   paragraph  3(a)  of  the  Third
               Amendment.

               "BRIDGE NOTE" shall  have  the meaning assigned to
               that  term  in  paragraph  3(b)   of   the   Third
               Amendment.

               "OMNI  ALASKA"  shall  mean  Omni Energy Services-
               Alaska, Inc., an Alaska corporation, and its successors and assigns.

               "SECOND AMENDMENT" shall mean that certain Second Amendment to Amended and Restated Loan Agreement dated as of July 31, 1998 by and among the Borrower, Aviation, Omni Marine, Hamilton, and the Bank.

               "THIRD AMENDMENT" shall mean that certain Third Amendment to Amended and Restated Loan Agreement dated as of October 30, 1998 by and among the Borrower, Aviation, Omni Marine, Hamilton, Omni Alaska, and the Bank.

     3. THE BRIDGE LINE COMMITMENT. The Loan Agreement is hereby amended and supplemented to include the following new provisions:

          (a) BRIDGE LINE. Subject to the terms and conditions of this Agreement, as amended by the Third Amendment, the Bank agrees to make a temporary non-revolving loan to the Borrower in a maximum aggregate principal amount of $6,639,200.00 (the "Bridge Line"); provided, however, (a) advances under the Bridge Line Commitment are subject to sublimits and loan availability limits, all as set forth in the definition of Borrowing Base Amount applicable to the Bridge Line Commitment, and
               (b) that at no time shall the sum of the aggregate principal amount of Bridge Loans to the Borrower at such time outstanding exceed the Borrowing Base Amount then in effect. In the event, at any time, and from time to time, the sum of all outstanding Bridge Loans issued and outstanding to the Borrower exceeds the Borrowing Base Amount then in effect, the Borrower shall repay the Bridge Loans by such an amount to cause the sum of the Bridge Loans outstanding to Borrower to equal the Borrower Base Amount (or, at the option of the Bank, the Borrower may post cash collateral to secure such deficiency in the Borrower Base Amount). Advances by the Bank under the Bridge Line shall be used exclusively by the Borrower
               (i) to finance any investment by the Borrower (or its wholly-owned foreign subsidiaries) in any Bank approved foreign joint venture, (ii) to finance the Borrower's acquisition of 100% of the stock of an entity or entities, and (iii) to finance the Borrower's acquisition of certain real estate and improvements from David Jeansonne (or an entity controlled by him), which real estate and improvements are located at 4484 N.E. Evangeline Thruway, Carencro, Louisiana 70520; provided, however, the availability of funds under the Bridge Line to finance investments described in clause (i) above shall be subject to a sublimit (in the aggregate) of $4,750,000.00. The Bank hereby agrees that the Borrower's capitalization of Omni International and Omni International's participation in Omni South America are Bank approved foreign joint ventures. Notwithstanding any provision in this Agreement, as amended by the Third Amendment, to the contrary, it is agreed and understood that any and all advances by the Bank under the Bridge Line shall be subject to review of all documentation requested by Bank and any such advance shall be at the Bank's sole discretion.

          (b) Bridge Note. The indebtedness to the Bank under the Bridge Line shall be evidenced by a promissory note made by the Borrower (the "Bridge Note"), dated of even date with the Third Amendment, payable to the order of the Bank in the maximum aggregate principal sum of $6,639,200.00, and bearing interest at the LIBOR Rate plus the Applicable Margin. The indebtedness of the Borrower under the Bridge Note shall be payable as follows: interest shall be payable quarterly and at the maturity of the Bridge Note, as therein provided; and principal and accrued unpaid interest shall be due and payable 180 days from the closing of the Bridge Line. Upon the occurrence of an Event of Default or in the event the indebtedness evidenced by the Bridge Note is not paid in full on or before its maturity date, then the Bank has the right prospectively to adjust the interest rate under the Bridge Note until it is paid in full as follows: the LIBOR Rate plus the Applicable Margin plus additional increases to the Applicable Margin calculated as follows:

               DAYS OUTSTANDING
               181 - 210 days                     .50%

               211 - 270 days                     .50%

               271 - 330 days                     .50%

          (c) Bridge Loans. For each requested Bridge Loan by the Borrower, the Borrower shall provide the Bank with a Request for Advance and all other
               documentation   requested   by   the   Bank.   The
               procedures set forth in Section 3.2.2 of the Agreement regarding manner and notice of borrowing under the Acquisition Loan Commitment shall also apply to the Bridge Line Commitment. In addition, the provisions of Section 3.2.6 of the Agreement pertaining to overlines and overadvances shall also apply to the Bridge Line and the Bridge Note, it being understood however, that $6,639,200.00 is the maximum possible Borrowing Base Amount for the Bridge Line Commitment.

          (d) Conditions Precedent for Bridge Loans. The conditional obligation of the Bank to make a Bridge Loan shall be subject to the satisfaction and continued satisfaction, in the Bank's sole discretion, of the following conditions precedent:

               (i)    The conditions precedent specified in Section
                      9.1 of this Agreement;

               (ii) The Borrower and the Guarantors shall have executed the Third Amendment, and the Borrower shall have executed the Bridge Note;

               (iii)  For  a  Bridge  Loan  pertaining   to   the
                      Borrower's investment in Omni International and/or Omni International's investment in Omni South America, the Bank's receipt of the opening balance sheet of the Bolivian joint venture detailed in the June 12, 1998 letter of intent endorsed by Edwin Waldman Attie and Roger Thomas;

               (iv) The Bank's receipt of acceptable evidence that any acquisitions, mergers or joint ventures relating to the underlying Bridge Loan have occurred (or will occur contemporaneously with the funding of such Bridge Loan);

               (v) The Bank's satisfaction that the financing complies with all applicable laws and regulations and contractual obligations deemed appropriate by the Bank;

               (vi)   The    corporate,    capital,    legal,   and
                      organizational   documents  of  the  Borrower
                      shall be satisfactory to the Bank;

               (vii)  For  a  Bridge  Loan   pertaining   to  the
                      Borrower's investment in Omni International and/or Omni International's investment in Omni South America, the Bank's receipt of the first priority security interest and opinion letter described in paragraph (9) of the Second Amendment, in form and substance satisfactory to the Bank and its counsel;

               (viii) For  a  Bridge   Loan  pertaining  to  the
                      Borrower's investment in Omni International and/or Omni International's investment in Omni South America, deliver to the Bank a photocopy of the signed joint venture agreement;

               (ix) For a Bridge Loan pertaining to the Borrower's investment in Omni International and Omni International's investment in Omni South America, deliver reasonably satisfactory evidence to the Bank that Omni International, Omni South America, and the Bolivian joint venture referenced in (d)(iii) above are adequately insured with insurance companies in such amounts and against such risks as is usually carried by owners of similar businesses and properties;

               (x) For a Bridge Loan pertaining to the Borrower's purchase of the real estate and improvements located at 4484 N.E.Evangeline Thruway, Carencro, Louisiana, the Borrower will comply with all normal and customary real estate requirements of the Bank, including a current appraisal, all at Borrower's expense;

               (xi) For a Bridge Loan pertaining to acquisitions, the Borrower agrees to provide Bank a first priority security interest on all assets acquired by Borrower with proceeds from the Bridge Loan and/or for stock acquisitions, a first priority security interest on all assets of the new Subsidiary; and

               (xii) The execution and delivery to Bank of the Guaranty by Omni Alaska and the Commercial Security Agreement dated October 30, 1998 (and the related financing statement), by Omni Alaska in favor of the Bank.

          (e) Fees. The nonrefundable commitment fee payable by the Borrower to the Bank for the Bridge Line Commitment shall be 1% of $6,639,200.00 payable by the Borrower on or before its execution of the Third Amendment. In addition, the Borrower shall pay to the Bank a fee equal to 0.38% per annum on the unused portion of the Bridge Line Commitment, payable quarterly in arrears, commencing on January 30, 1999.

     4. Confirmation of Collateral Documents. All of the liens, privileges, priorities and equities existing and to exist under and in accordance with the terms of the Collateral Documents are hereby renewed, extended and carried forward as security for all of the Loans and all other debts, obligations and liabilities of the Borrower to the Bank, including any and all Bridge Loans. The parties acknowledge that the Loans are guaranteed in solido, by Omni Alaska pursuant to that certain Commercial Guaranty dated October 30, 1998. In addition, the parties acknowledge that the Loans are secured by that certain Commercial Security Agreement dated October 30, 1998 by Omni Alaska. Further, the Guarantors hereby confirm their solidary liability for all Loans, including any and all Bridge Loans. In addition, pursuant to the Security Agreements, the Borrower and the Guarantors agree and acknowledge that any Bridge Loan by the Bank to the Borrower shall be secured by the Collateral Documents. Further, each of the Guarantors does hereby acknowledge and agree that its obligations under its Guaranty includes the indebtedness of the Borrower under the Bridge Line as evidenced by the Bridge Note.

     5.   Revision to Article XI of the Loan Agreement.

          Addition of Section 11.20.   The Loan Agreement is hereby amended
and supplemented to include the following new affirmative covenants as Sections 11.20 and 11.21:

               Section 11.20. Foreign Ventures. The Borrower agrees that its equity interest and/or the equity interest of any Subsidiary and/or Omni International in any foreign venture shall be not less than 80%. In addition, the Borrower agrees that either the Borrower or a Subsidiary of the Borrower shall have voting control of the board of directors of any entity formed by the Borrower or its Subsidiary to participate in a Bank approved foreign joint venture.

               Section 11.21. Bolivian Joint Venture. The Borrower agrees that all accounts receivable paid to the Bolivian joint venture participated in by Omni South America shall be paid in U.S. currency and that the customers of the said joint venture shall be publicly traded, rated entities and other customers acceptable to the Bank.

     6.   Revision to Article XII of the Loan Agreement.

          Revision  to  Section  12.6(g).   Section  12.6(g)  of  the  Loan
Agreement, which was added by the Second Amendment thereto, is hereby deleted and restated as follows:

               (g) Cash investment in Omni International and/or in any Bank approved foreign joint venture in an amount not to exceed $4,750,000 (in the aggregate). In addition, the total investment (cash, stock, equipment) in any Bank approved foreign joint venture shall not exceed $7,000,000.00 (in the aggregate).

     7. Funding of Bank Approved Foreign Joint Ventures. The Borrower and the Guarantors agree and understand that to the extent any of the Bank's Commitments allow Loans for investment in foreign joint ventures, including any capitalization by the Borrower of Omni International, that the total aggregate amount of all such Loans by the Bank shall not exceed $4,750,000.00, notwithstanding any provision in the Loan Agreement to the contrary.

     8. Representation: No Default. On and as of the effective date hereof, and after giving effect to this Third Amendment, the Borrower and the Guarantors confirm, reaffirm and restate the representations and warranties set forth in the Loan Agreement and the Collateral Documents; provided, that each reference to the Loan Agreement herein shall be deemed to include the Loan Agreement as amended by this Third Amendment. The Borrower and the Guarantors also represent and warrant that no Default or Event of Default has occurred and is continuing under the Loan Agreement.

     9. Payment of Expenses. The Borrower agrees to pay or reimburse the Bank for all legal fees and expenses of counsel to the Bank in connection with the transactions contemplated by this Third Amendment.

     10. Waiver of Defenses. In consideration of the Bank's execution of this Third Amendment, the Borrower and the Guarantors do hereby irrevocably waive any and all claims and/or defenses to payment on any indebtedness owed by any of them to the Bank that may exist as of the date of execution of this Third Amendment.

     11. Amendments. THE LOAN AGREEMENT AND THIS THIRD AMENDMENT ARE CREDIT OR LOAN AGREEMENTS AS DESCRIBED IN LA. R.S. 6:<section>1121, ET SEQ. THERE ARE NO ORAL AGREEMENTS BETWEEN THE BANK, THE BORROWER, MARINE, AVIATION, AND HAMILTON. THE LOAN AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, SETS FORTH THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR WRITTEN AND ORAL UNDERSTANDINGS BETWEEN THE BORROWER, AVIATION, MARINE, HAMILTON AND THE BANK, WITH RESPECT TO THE MATTERS HEREIN SET FORTH. THE LOAN AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, MAY NOT BE MODIFIED OR AMENDED EXCEPT BY A WRITING SIGNED AND DELIVERED BY THE BORROWER, AVIATION, MARINE, OMNI ALASKA, HAMILTON AND THE BANK.

     12. Governing Law: Counterparts. This Third Amendment shall be governed by and construed in accordance with the laws of the State of
Louisiana. This Third Amendment may be executed in any number of counterparts, all of which counterparts, when taken together, shall constitute one and the same instrument.

     13.  Continued Effect.   Except as expressly modified herein, the Loan
Agreement shall continue in full force and effect. The Loan Agreement as amended herein is hereby ratified and confirmed by the parties hereto.


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
     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and delivered as of the date hereinabove provided by the authorized officers each hereunto duly authorized.

                              OMNI ENERGY SERVICES CORP.

                              By:  /s/ JOHN H. UNTEREKER
                                  ------------------------
                                       John H. Untereker


                              AMERICAN AVIATION L.L.C.
                              By: Omni Energy Services Corp.,
                                      as Sole Member

                              By:  /s/ JOHN H. UNTEREKER
                                  ------------------------
                                       John H. Untereker


                              OMNI MARINE & SUPPLY, INC.

                              By: /s/  ALLEN WOODARD
                                  ---------------------
                                       Allen Woodward


                              HAMILTON DRILL TECH INC.

                              By: /s/ ROGER E. THOMAS
                                 ---------------------
                                      Roger E. Thomas


                              OMNI ENERGY SERVICES- ALASKA, Inc.

                              By:  /s/ ROGER E. THOMAS
                                 -----------------------
                                       Roger E. Thomas


                              HIBERNIA NATIONAL BANK

                              By: /s/ TAMMY M. ANGELETY
                                 ___________________________________
                                   Name:  Tammy M. Angelety
                                   Title:  Assistant Vice President